SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.
LAZARD WORLD DIVIDEND & INCOME FUND, INC.

(Name of Registrants as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

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LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

30 Rockefeller Plaza
New York, New York 10112

March 19, 2015

Dear Stockholder:

You are cordially invited to attend the Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. and Lazard Global Total Return and Income Fund, Inc. (each, the “Fund”) to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, April 24, 2015, at 3:00 p.m., local time. In addition to voting on the relevant proposals described in the Notice of Joint Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

Whether or not you plan to attend, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s) to assure that your shares are represented at the meeting.

Sincerely,

Charles L. Carroll

President

LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

30 Rockefeller Plaza
New York, New York 10112

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 24, 2015

The Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, each, the “Fund”), each a Maryland corporation, will be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, April 24, 2015, at 3:00 p.m., local time (the “Annual Meeting”), to consider and act upon the following proposals:

Election of the following Directors for LOR:

•	three Class III Directors of LOR, each to serve for a three-year term expiring at the 2018 Annual Meeting and until his or her successor is duly elected and qualified; and

•	one Class II Director of LOR, to serve for a two-year term expiring at the 2017 Annual Meeting and until his successor is duly elected and qualified;

Election of the following Directors for LGI:

•	two Class I Directors of LGI, each to serve for a three-year term expiring at the 2018 Annual Meeting and until his successor is duly elected and qualified;

•	one Class III Director of LGI, to serve for a two-year term expiring at the 2017 Annual Meeting and until her successor is duly elected and qualified; and

•	one Class II Director of LGI, to serve for a one-year term expiring at the 2016 Annual Meeting and until his successor is duly elected and qualified.

For each Fund:

To consider and act upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The close of business on March 13, 2015 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Annual Meeting, please vote by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s). If you desire to vote in person at the Annual Meeting, you may revoke your proxy. The Combined Proxy Statement for the Annual Meeting accompanies this Notice and also is available along with proxy cards and other proxy materials at http://www.LazardNet.com/lam/us/proxy.shtml.

By Order of the Boards of Directors

Nathan A. Paul

Secretary

March 19, 2015
New York, New York

LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

30 Rockefeller Plaza
New York, New York 10112

COMBINED PROXY STATEMENT
Joint Annual Meeting of Stockholders
April 24, 2015

This Combined Proxy Statement, which also is available at http://www.LazardNet.com/lam/us/proxy.shtml, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Boards” and each, the “Board”) of each of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and together with LOR, each, the “Fund”), each a Maryland corporation, for use at the Joint Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, April 24, 2015, at 3:00 p.m., local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting dated March 19, 2015. Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce the Funds’ expenses for soliciting proxies for the Annual Meeting.

Each Board has fixed the close of business on March 13, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 6,880,183 shares of LOR’s Common Stock and 9,605,237 shares of LGI’s Common Stock were issued and outstanding. This Combined Proxy Statement and the accompanying Notice of Joint Annual Meeting and forms of proxy were sent to stockholders on or about March 19, 2015. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in both Funds authorize proxies by internet, telephone or mail in accordance with the instructions on the enclosed proxy card(s), with respect to each proxy card they receive.

If the accompanying form of proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted “for” the proposals and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Secretary of the Funds or by returning a later-dated proxy before the Annual Meeting.

Only stockholders are entitled to attend the Annual Meeting and any adjournment or postponement thereof. To gain admittance, stockholders must bring a form of personal identification to the Annual Meeting. The names of stockholders of record will be verified against the Funds’ stockholder lists. If a broker or other nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of Fund shares. Only stockholders of a Fund present in person or by proxy will be able to vote, or otherwise exercise the powers of a stockholder, at the Annual Meeting.

The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast for a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Annual Meeting or, if a proposal to adjourn is submitted to a vote of stockholders by the chairman, the stockholders of a Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting. Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

In addition to soliciting proxies by mail, the Funds’ officers or employees of the Funds’ investment adviser may solicit proxies by email, telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

Investment Adviser and Administrator

Lazard Asset Management LLC (“LAM”), with its principal office located at 30 Rockefeller Plaza, New York, New York 10112, serves as the Funds’ investment adviser. State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210, serves as the Funds’ administrator.

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Election of Directors

The Boards of the Funds are the same. The following persons currently serve as Directors:

Ashish Bhutani
Franci J. Blassberg
Charles L. Carroll
Kenneth S. Davidson
Nancy A. Eckl
Trevor W. Morrison
Richard Reiss, Jr.
Robert M. Solmson

At the Annual Meeting, stockholders of the Funds are being asked to elect the following current Directors:

•	(both Funds) Franci J. Blassberg and Trevor W. Morrison-current Directors who have not previously been elected by stockholders

•	(LOR only) Ashish Bhutani and Richard Reiss, Jr.-current Directors whose terms expire this year

•	(LGI only) Robert M. Solmson and Charles L. Carroll-current Directors whose terms expire this year

Each Fund’s charter provides for three classes of Directors with overlapping three-year terms. Each Director nominee would serve until the annual meeting of stockholders in the year his or her term expires and until his or her successor is duly elected and qualified. Each Director’s and nominee’s class and term for each Fund is set forth in the chart on the following page.

All stockholders of a Fund will vote for all the nominees for Director for that Fund, and each nominee has agreed to continue to serve as a Director if elected. Each of the nominees was first nominated by the Nominating Committee of each Fund’s Board, consisting of the current Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”), certain of whom also are nominees. Ms. Blassberg and Mr. Morrison were recommended for election to the Board by the Independent Directors. The Board of each Fund, including all of the Independent Directors, unanimously proposed all of the nominees for election at this Annual Meeting. If any of these nominees is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board may recommend.

*    *    *

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Information about the Nominees and Continuing Directors

Set forth in the chart below are the names and certain biographical and other information for the nominees for Director, and the other Directors, as reported to the Funds by each nominee for Director and each continuing Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Position(s) with the Funds Address[1] (Since)	LOR Class Term Expires[2]	LGI Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]
Independent Directors

Robert M. Solmson (67) Director (LOR – April 2005 LGI – September 2004)	Class I Continuing Director 2016	Class I Nominee 2018	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Kenneth S. Davidson (69) Director (LOR – April 2005 LGI – February 2004)	Class II Continuing Director 2017	Class II Continuing Director 2016

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)

Nancy A. Eckl (52) Director (LOR – February 2007 LGI – February 2007)	Class II Continuing Director 2017	Class II Continuing Director 2016

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43) Director (LOR - April 2014 LGI - April 2014)	Class II Nominee 2017	Class II Nominee 2016

New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Franci J. Blassberg (61) Director (LOR – August 2014 LGI – August 2014)	Class III Nominee 2018	Class III Nominee 2017	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012) Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (70) Director (LOR – April 2005 LGI – February 2004)	Class III Nominee 2018	Class III Continuing Director 2017	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
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Name (Age) Position(s) with the Funds Address[1] (Since)	LOR Class Term Expires[2]	LGI Class Term Expires[2]	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years[3]
Interested Directors[4]

Ashish Bhutani (54) Director (LOR – July 2005 LGI – July 2005)	Class III Nominee 2018	Class III Continuing Director 2017	LAM, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Charles L. Carroll (54) Chief Executive Officer, President and Director (LOR – April 2005 LGI – June 2004)	Class I Continuing Director 2016	Class I Nominee 2018	LAM, Deputy Chairman and Head of Global Marketing (2004 – present)

[1]	The address of each Director of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

[2]	For the Nominees, the term stated assumes election by stockholders at this Annual Meeting.

[3]	Each Director also serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies (collectively with the Funds, the “Lazard Funds,” currently comprised of 38 active investment portfolios). All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund (the “1099 Fund”), a closed-end registered management investment company advised by an affiliate of LAM. The Lazard Funds and the 1099 Fund are referred to herein as the “Lazard Fund Complex,” which in total is comprised of 39 active investment portfolios.

[4]	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Funds (“Interested Directors”) because of their positions with LAM.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe has prepared them to be effective Directors. The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committees contains certain other factors considered by the Committees in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with LAM; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

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•	Charles L. Carroll is a Deputy Chairman of LAM and Head of Global Marketing, responsible for oversight of LAM’s global marketing efforts in the Institutional, Financial Institutions, and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of the other Lazard Funds. Mr. Carroll joined LAM in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•	Ashish Bhutani is the Chief Executive Officer of LAM, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining LAM in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. She also is a Distinguished Practitioner in Residence at Cornell Law School. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 26 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-
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end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Funds’ officers (in addition to Mr. Carroll), as reported by them to the Funds.

Name (Age) Address[1]	Position(s) held with the Funds and Term[2]	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (42)	Vice President and Secretary	Managing Director and General Counsel of LAM

Stephen St. Clair (56)	Treasurer	Vice President of LAM

Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of LAM (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
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Name (Age) Address[1]	Position(s) held with the Funds and Term[2]	Principal Occupation(s) During the Past Five Years

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of LAM

Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of LAM

[1]	The address of each officer of the Funds is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

[2]	Each officer has served as an officer of LGI and LOR since February 2004 and April 2005, respectively, except that: (i) Mr. Trelles has served as an officer of LGI since December 2004, (ii) Mr. Anderson has served as Chief Compliance Officer of the Funds since September 2014, and (iii) Ms. Goldstein has served as an officer of the Funds since February 2009. Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein also serve in the same capacity for the 1099 Fund.

Beneficial Ownership of Shares of the Funds and the Lazard Fund Complex

Set forth in the chart below is the dollar range of Common Stock of each Fund and the aggregate dollar range of shares of the Lazard Fund Complex beneficially owned by each Director as of December 31, 2014 (and valued as of that date).

Director	Dollar Range of Common Stock of LOR	Dollar Range of Common Stock of LGI	Aggregate Dollar Range of Shares of the Lazard Fund Complex
Franci J. Blassberg	None	None	None
Kenneth S. Davidson	None	None	None
Nancy A. Eckl	None	None	$50,001 - $100,000
Trevor W. Morrison	None	None	None
Richard Reiss, Jr.	None	None	None
Robert M. Solmson	None	None	None
Ashish Bhutani	None	Over $100,000	Over $100,000
Charles L. Carroll	None	None	Over $100,000

As of December 31, 2014, Directors and officers of the Funds, as a group, owned less than 1% of each Fund’s outstanding Common Stock.

Boards’ Oversight Role; Board Composition and Structure

The Boards’ role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily LAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, or their committees or delegates, interact with and receive reports from senior personnel of service providers, including senior investment personnel of LAM, the Funds’ and LAM’s Chief

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Compliance Officer and portfolio management personnel with responsibility for management of the Funds. The Boards’ Audit Committees (which consist of all of the Independent Directors) meet during their scheduled meetings with, and between meetings have access to, the Funds’ independent registered public accounting firm and the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of LAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Boards also receive reports from counsel regarding regulatory compliance and governance matters. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, LAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

The 1940 Act requires that at least 40% of a Fund’s Directors be Independent Directors and as such are not affiliated with LAM. To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of each Fund’s Directors are Independent Directors. The Boards do not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Boards have determined that their leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to, (i) services that LAM and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Funds are conducted by Fund officers and employees of LAM and its affiliates; and (iii) the Board’s oversight role in management of the Funds.

Board Meetings; Committees of the Boards of Directors

During the fiscal year ended December 31, 2014, the Boards of LOR and LGI each met six times. The Board of each Fund has two committees, the Audit Committee and the Nominating Committee. Neither Fund has a standing Compensation Committee for the Board. During the fiscal year ended December 31, 2014, each Director, other than Mr. Bhutani and Mr. Carroll, attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Director) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served). Although Directors are not required to attend stockholder meetings, Directors are available to participate at the request of stockholders.

The function of each Audit Committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements, and (2) assist

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Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm (the “independent auditors”), and (3) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in proxy statements. The Audit Committee of each Fund currently is comprised of all of the Independent Directors. The Audit Committee members of each Fund are also “independent” under the listing standards of the New York Stock Exchange. Each Audit Committee met five times during the fiscal year ended December 31, 2014. The Audit Committee Charter for the Funds is available at http://www.lazardnet.com/_images/23-11365Audit%20Committee%20Charter.pdf.

Each Board’s Nominating Committee is currently comprised of all of the Independent Directors, and its function is to select and nominate candidates for election to the Fund’s Board. Each Nominating Committee met three times during the fiscal year ended December 31, 2014.

In evaluating potential nominees, including any nominees recommended by stockholders as discussed below, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity and the considerations discussed above under “Information About the Nominees and Continuing Directors.” Although the Nominating Committees do not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Committees may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. Nominations for consideration by the Nominating Committee may be submitted only by a stockholder or group of stockholders of a Fund (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the relevant Fund’s outstanding shares or (b) $500,000 of the Fund’s shares (calculated at market value) for at least one year prior to the date the Nominating Stockholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Stockholder each calendar year. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. A nomination submission made to the Nominating Committee must be received not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting. The Nominating Committee Charter for the Funds is attached hereto as Appendix A.

10

Remuneration of Directors and Officers

The aggregate amount of compensation paid to each Director for the year ended December 31, 2014 was as follows:

Director	Aggregate Compensation from LOR	Aggregate Compensation from LGI	Aggregate Compensation from the Lazard Fund Complex
Franci J. Blassberg*	$719	$1,245	$67,033
Kenneth S. Davidson	$1,056	$1,846	$155,000
Nancy A. Eckl	$1,076	$1,866	$160,000
Trevor W. Morrison*	$878	$1,520	$104,907
Richard Reiss, Jr.	$1,056	$1,846	$155,000
Robert M. Solmson	$1,042	$1,808	$151,500
Ashish Bhutani**	None	None	None
Charles L. Carroll**	None	None	None

*	Ms. Blassberg became a Director of the Lazard Funds Complex in August 2014, and Mr. Morrison became a Director of the Lazard Funds Complex in April 2014.

**	Interested Director.

Share Ownership and Certain Beneficial Owners

To the Funds’ knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of each Fund as of the Record Date, except that the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock has been reported in Schedule 13G filings.

LGI:

Title of Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Common Stock	1607 Capital Partners, LLC 4991 Lake Brook Drive Suite 125 Glen Allen, Virginia 23060	984,239 shares	10.20%

Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	900,587 shares	9.38%
11

LOR:

Title of Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,000,760 shares	14.55%

Common Stock	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	732,283 shares	10.64%

*	These entities filed a combined Schedule 13G for the share amount and percentage shown.

As of the Record Date, Cede & Co. held approximately 100% of the outstanding shares of the Common Stock of each Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.) As of the Record Date, LAM did not beneficially own any shares of Common Stock of LOR or LGI.

Section 16(a) Beneficial Ownership Reporting Compliance

To each Fund’s knowledge, all of its Directors and officers complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended December 31, 2014. To each Fund’s knowledge, there were no beneficial holders of more than 10% of its Common Stock subject to the filing requirements under the 1934 Act during the fiscal year ended December 31, 2014. In making this disclosure, each Fund has relied solely on representations of its current Directors and officers and on copies of reports that have been filed with the SEC.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF

THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund’s independent auditors be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent auditors for the Fund. At a joint meeting held on February 24, 2015, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of Deloitte & Touche LLP (“Deloitte”) as each Fund’s independent auditors for the fiscal year ending December 31, 2015. Deloitte also served as the Funds’ independent auditors for each Fund’s fiscal year ended December 31, 2014. A representative of Deloitte will not be present at the Annual Meeting, but will be available

12

by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

After reviewing each Fund’s audited financial statements for the fiscal year ended December 31, 2014, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the Audit Committees’ joint report for the Funds is attached as Appendix B to this Combined Proxy Statement.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of LOR’s and LGI’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements, were $ 62,000 for each Fund in 2013 and $37,000 for each Fund in 2014 (plus expenses in each case).

Audit-Related Fees. There were no fees billed in each of the last two fiscal years by Deloitte to either LOR or LGI for assurance and related services that are reasonably related to the performance of the audits of either Fund’s financial statements, which are not reported above.

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were $6,800 for each Fund in 2013 and 2014. For each Fund, these Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

All Other Fees. There were no fees billed to the Funds in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above.

Non-Audit Fees. With respect to each Fund, the aggregate non-audit fees billed by Deloitte for services rendered to each Fund and rendered to LAM or any entity controlling, controlled by or under common control with LAM that provides ongoing services to the Funds (“Service Affiliates”) were $927,000 in 2013 and $1,290,951 in 2014.

Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves Deloitte’s engagements for audit and non-audit services to the Fund and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining Deloitte’s independence. There were no services provided by Deloitte to either Fund or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Funds.

There were no fees billed by Deloitte to Service Affiliates for the fiscal years ended December 31, 2013 and December 31, 2014 that required pre-approval by the Funds’Audit Committees. The Funds’Audit Committees have considered whether the provision of non-audit services rendered to Service Affiliates that did not require pre-approval by the Audit Committees is compatible with maintaining Deloitte’s independence.

13

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on April 24, 2015

The following materials relating to this Combined Proxy Statement are available at http://www.LazardNet.com/lam/us/proxy.shtml:

•	this Combined Proxy Statement;

•	the accompanying Notice of Joint Annual Meeting;

•	information on how to obtain directions to attend the meeting in person;

•	proxy cards and any other proxy materials; and

•	each Fund’s Annual Report for the fiscal year ended December 31, 2014.

To reduce expenses, only one copy of this Combined Proxy Statement, and each Annual and Semi-Annual Report, will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies of these documents, you may do so at any time by writing to the address or calling the phone number set forth under “Annual Report” below. The Fund will begin sending you individual copies 30 days after receiving your request.

Annual Report

Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2014 to any stockholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 30 Rockefeller Plaza, New York, New York 10112 or by calling 800-823-6300.

Stockholder Communications

Stockholders who wish to communicate with Directors should send communications to the relevant Fund, 30 Rockefeller Plaza, New York, New York 10112, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communications.

Additional Voting Information; Expenses of Proxy Solicitation

The Funds will bear the cost of soliciting proxies on behalf of the Boards. Proxies may be solicited by email, mail, in person or by telephone, and the Funds may reimburse persons holding Fund shares in their name or those of their nominees for their expenses in sending soliciting materials to their principals.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of

14

shares owned and to confirm that the stockholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Votes Required; Voting Results

A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to stockholders.

Stockholder Proposals

Any proposals of stockholders that are intended to be presented at the Funds’ 2016 annual meeting of stockholders in accordance with Rule 14a-8 under the 1934 Act must be received at the Funds’ principal executive offices no later than November 19, 2015 and must comply with all other legal requirements in order to be included in the Funds’ Combined Proxy Statement and forms of proxy for that meeting. Under each Fund’s current bylaws, for other stockholder proposals to be presented at the 2016 annual meeting (but not included in the Funds’ proxy statement), a stockholder’s notice shall be delivered to the Secretary of the relevant Fund at the Fund’s principal office no earlier than October 20, 2015 and no later than 5:00 p.m., local time on November 19, 2015. If the 2016 annual meeting is advanced or delayed by more than 30 days from April 24, 2016, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., local time on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals must include the information required by the relevant Fund’s bylaws.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

STOCKHOLDERS ARE URGED TO VOTE PROMPTLY.

By Order of the Boards of Directors

Nathan A. Paul

Secretary

March 19, 2015
New York, New York

15

APPENDIX A

NOMINATING COMMITTEE CHARTER AND PROCEDURES

LAZARD FUNDS1

Organization

The Nominating Committees (each, the “Committee”) of the Boards of Directors, Managers or Trustees of each investment company (each, the “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and advised by Lazard Asset Management LLC or Lazard Alternatives, LLC shall be composed solely of Directors, Managers or Trustees (collectively, “Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). The Board of Directors of the Fund (each, the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

[1]	Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. are each referred to herein as an “NYSE Fund.”

Lazard Alternative Emerging Markets 1099 Fund is referred to herein as the “1099 Fund.”

A-1

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•	the educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Sources for Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Fund’s current Directors, (2) the Fund’s officers, (3) the Fund’s shareholders (see below) and (4) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm, at the Fund’s expense, to identify potential candidates.

Submission of Nominations

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-6300. The following procedures must be followed to submit Director nominations.

1.	Nominations must be submitted in writing.

2.	Nominations may be submitted only by a shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 (for each NYSE Fund, at market value) of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination, and not more than one Director nomination may be submitted by a Nominating Shareholder each calendar year.

3.	For an NYSE Fund, a nomination submission must be received at the address above not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If an annual meeting of shareholders was not held in the previous year, the nomination submission must be received by December 31 of the year preceding the meeting.
A-2

4.	The nomination submission must include the following information:

•	the Nominating Shareholder’s name as it appears on the Fund’s books and the class and number of shares of the Fund owned of record and beneficially by the Nominating Shareholder;

•	whether the Nominating Shareholder believes that the candidate is an “interested person” (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

•	all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors;

•	information sufficient to evaluate the factors listed above under “Evaluation of Potential Nominees”;

•	a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the shareholders; and

•	such other information as may be reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

A-3

APPENDIX B

JOINT REPORT OF THE AUDIT COMMITTEES

The Audit Committee of the Board of Directors of each Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Each Committee operates pursuant to an Audit Committee Charter (the “Charter”). As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

In the performance of its oversight function, each Committee has reviewed and discussed the December 31, 2014 audited financial statements of the relevant Fund with management and with Deloitte & Touche LLP (“Deloitte”), each Fund’s independent registered public accounting firm. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with Deloitte under the standards of the Public Company Accounting Oversight Board (the “PCAOB”). In addition, each Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Committee concerning independence and has discussed with Deloitte its independence.

Each Committee reviewed with Deloitte the arrangements for and scope of the audit and, following the audit, met with Deloitte to discuss matters related to the audits. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committees referred to below and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in each Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2014 and filed with the Securities and Exchange Commission.

Stockholders are reminded, however, that the members of the Committees rely on the information, opinions, reports or statements, including the financial statements and other financial data, provided to them by Deloitte or certain other parties as described in the Charter and that the Committees’ responsibilities are necessarily limited as described in the Charter.

Nancy A. Eckl, Audit Committee Chair

Franci J. Blassberg, Audit Committee Member

Kenneth S. Davidson, Audit Committee Member

Trevor W. Morrison, Audit Committee Member

Richard Reiss, Jr., Audit Committee Member

Robert M. Solmson, Audit Committee Member

February 24, 2015

B-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86658-P62872	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Director. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

		For	Withhold Authority

1a.	With respect to the proposal to elect Franci J. Blassberg as a Class III Director.	☐	☐

1b.	With respect to the proposal to elect Trevor W. Morrison as a Class II Director.	☐	☐

1c.	With respect to the proposal to elect Robert M. Solmson and Charles L. Carroll as Class I Directors.	☐	☐

2.	To transact such other business as may properly come before the Joint Annual Meeting and any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting:

The materials relating to this Joint Annual Meeting are available at http://www.LazardNet.com/lam/us/proxy.shtml

M86659-P62872

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

JOINT ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 2015

COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard Global Total Return and Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Nathan A. Paul and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, April 24, 2015, at 3:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 24, 2015

The following materials relating to this Joint Annual Meeting are available at http://www.LazardNet.com/lam/us/proxy.shtml:

•	the Combined Proxy Statement;

•	the Notice of Joint Annual Meeting;

•	information on how to obtain directions to attend the meeting in person;

•	this proxy card and any other proxy materials; and

•	the Fund’s Annual Report for the fiscal year ended December 31, 2014.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M86660-P62872	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for Director. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

		For	Withhold Authority

1a.	With respect to the proposal to elect Ashish Bhutani, Franci J. Blassberg and Richard Reiss, Jr. as Class III Directors.	☐	☐

1b.	With respect to the proposal to elect Trevor W. Morrison as Class II Director.	☐	☐

2.	To transact such other business as may properly come before the Joint Annual Meeting and any adjournment or postponement thereof.

Note: Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting:

The materials relating to this Joint Annual Meeting are available at http://www.LazardNet.com/lam/us/proxy.shtml

M86661-P62872

LAZARD WORLD DIVIDEND & INCOME FUND, INC.

JOINT ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 2015

COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Lazard World Dividend & Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Nathan A. Paul and Tamar Goldstein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Stockholders of the Fund to be held at 30 Rockefeller Plaza, 58th Floor, Conference Room 58A, New York, New York 10112, on Friday, April 24, 2015, at 3:00 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 24, 2015

The following materials relating to this Joint Annual Meeting are available at http://www.LazardNet.com/lam/us/proxy.shtml:

•	the Combined Proxy Statement;

•	the Notice of Joint Annual Meeting;

•	information on how to obtain directions to attend the meeting in person;

•	this proxy card and any other proxy materials; and

•	the Fund’s Annual Report for the fiscal year ended December 31, 2014.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.